SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14A OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
[X]  Definitive Proxy Statement                 BY RULE 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material underss.240.14a-12

                               FASTNET Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

FASTNET CORPORATION

     NOTICE OF ANNUAL MEETING

               OF SHAREHOLDERS TO BE HELD ON FRIDAY, JUNE 22, 2001

                NOTICE OF 2001 ANNUAL MEETING AND PROXY STATEMENT


                                 [FASTNET LOGO]






                                                              May 14, 2001

Dear Shareholder,

         On behalf of the Board of Directors and management of FASTNET Corporation, I cordially invite you to attend the Company's 2001 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., local time, on Friday, June 22, 2001, at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room.

         Important information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. After careful consideration, our Board of Directors has unanimously approved the four (4) proposals described in the Proxy Statement and recommends that you vote FOR each proposal.

         I encourage you to attend the Annual Meeting in person. Whether you do so, however, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save FASTNET additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the Annual Meeting even if you have previously returned the proxy card.

         Thank you for your attention to this important matter.

                                           Sincerely,


                                           /S/ STEPHEN A. HURLY
                                           --------------------
                                           STEPHEN A. HURLY
                                           Chief Executive Officer and President

                               FASTNET CORPORATION
                          Two Courtney Place, Suite 130
                              3864 Courtney Street
                          Bethlehem, Pennsylvania 18017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 22, 2001

         Notice is hereby given that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of FASTNET Corporation (the "Company"), a Pennsylvania corporation, will be held at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room, on Friday, June 22, 2001, at 10:00 a.m., local time.

         A Proxy Statement and a proxy card for the Annual Meeting are enclosed.

         The Annual Meeting is for the following purposes:

         1. To elect seven directors each to hold office for a one-year term until their successors are elected;

         2. To approve the adoption of the Company's Amended and Restated Equity Compensation Plan;

         3. To approve the adoption of the Company's 2001 Employee Stock Purchase Plan;

         4. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001; and

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date to which the Annual Meeting may be adjourned or postponed. Only shareholders of record at the close of business on April 27, 2001, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder for any purpose germane to the Annual Meeting.

         You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the postage prepaid envelope provided. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                            By Order of the Board of Directors,

                                            /S/ Stanley F. Bielicki
                                            -----------------------
                                            STANLEY F. BIELICKI
                                            Secretary
Bethlehem, Pennsylvania
May 14, 2001

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               FASTNET CORPORATION
                          Two Courtney Place, Suite 130
                              3864 Courtney Street
                          Bethlehem, Pennsylvania 18017

                                 PROXY STATEMENT

                       2001 ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of FASTNET Corporation (the "Company") of proxies for use at the 2001 Annual Meeting of Shareholders of the Company to be held on Friday, June 22, 2001 (the "Annual Meeting"), and at any adjournments thereof. Action will be taken at the meeting upon the election of the directors of the Board, approval of the adoption of the Company's Amended and Restated Equity Compensation Plan, approval of the adoption of the Company's 2001 Employee Stock Purchase Plan, ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001 and such other business as may properly come before the Annual Meeting and any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company's Annual Report for 2000 will first be sent to the Company's shareholders on or about May 14, 2001.

VOTING RIGHTS AND PROXY INFORMATION

         Only the holders of the Company's Common Stock, no par value per share ("Shares"), of record at the close of business on April 27, 2001, are entitled to vote at the Annual Meeting. On that date, there were 17,990,947 Shares outstanding and entitled to be voted at the Annual Meeting. The presence at the Annual Meeting of a majority, or 8,995,474 Shares, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each holder of Shares entitled to vote will have the right to one vote for each Share outstanding in his or her name on the books of the Company.

         The Shares represented by each properly executed proxy card will be voted in the manner specified by the shareholder. If instructions to the contrary are not given, such Shares will be voted FOR election to the Board of the seven nominees listed herein, FOR approval of the adoption of the Company's Amended and Restated Equity Compensation Plan, FOR approval of the adoption of the Company's 2001 Employee Stock Purchase Plan and FOR ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

         In the election of directors, shareholders may either vote for all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld for the election of directors will not be included in determining the number of votes cast.

         Execution of the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke the proxy by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted. Under the Pennsylvania Business Corporation Law, if a shareholder (including a nominee, broker or other record owner) records the fact of abstention or fails to vote (including broker non-votes) either in person or by proxy, such action is not considered a vote cast and will have no effect on the election of the directors, approval of the adoption of the Company's Amended and Restated Equity Compensation Plan, approval of the adoption of the Company's 2001 Employee Stock Purchase Plan or ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001, but will be considered present for purposes of determining a quorum.

         The Company's transfer agent will tabulate affirmative and negative votes cast in person at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting for quorum purposes, and each is tabulated separately. Directors will be elected by a plurality of the votes cast. Approval of the adoption of the Company's Amended and Restated Equity Compensation Plan, approval of the adoption of the Company's 2001 Employee Stock Purchase Plan and the ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Company for 2001 will require the affirmative vote of a majority of the Shares present or represented and entitled to vote at the Annual Meeting.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         The Board currently consists of seven members, each of whom is elected each year to hold office for a one-year term and until his successor is duly elected and qualified, except in the event of death, resignation or removal. Subject to shareholder approval, seven directors will be elected at the Annual Meeting.

         Messrs. Stephen A. Hurly, Sonny C. Hunt, Douglas L. Michels, David J. Farber, R. Barry Borden, Alan S. Kessman and David K. Van Allen, each of whom are current directors of the Company, have been nominated by the Board for election as directors of the Company at the Annual Meeting. Shares represented by properly executed proxy cards in the accompanying form will be voted for such nominees in the absence of instructions to the contrary. The nominees have consented to be named and serve if elected. The Company does not know of anything that would preclude the nominees from serving if elected. If, for any reason, a nominee should become unable or unwilling to stand for election as a director, either the Shares represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board may recommend or the number of directors to be elected at the Annual Meeting will be reduced accordingly.

         Set forth below is certain information concerning the nominees for election as directors:

         STEPHEN A. HURLY, 33, has served as a member of the Board since January 2001 and as the Chief Executive Officer and President of the Company since mid-December 2000. Prior to joining the Company, Mr. Hurly spent two and half years as a Vice-President in the Global Technology practice with Chase H&Q, a division of Chase Securities, Inc., in San Francisco. With Chase H&Q, Mr. Hurly specialized in mergers and acquisitions, as well as private and public financings of technology companies. From January 1998 to August 1998, Mr. Hurly worked at Wasserstein Perella, a Global Mergers and Acquisitions Investment Bank in New York City. From August 1997 to January 1998, Mr. Hurly worked at UBS Securities in New York City as a member of its Global Corporate Finance Group. Mr. Hurly holds a B.S. degree in Engineering from Swarthmore College and a MBA from the University of Chicago.

         SONNY C. HUNT, 40, has served as a member of the Board since May 1994 and as President of the Company from May 1994 through mid-December 2000. Mr. Hunt's current position with the Company is Executive Vice President Key Accounts. Mr. Hunt co-founded the Company together with Mr. Van Allen in May 1994. Mr. Hunt attended George Mason University and has completed advanced courses in computer programming.

         DOUGLAS L. MICHELS, 47, has served as a member of the Board since October 1998 and is a member of the Compensation Committee of the Board. Mr. Michels currently serves as the President, Chief Executive Officer and a director of The Santa Cruz Operation, Inc., which provides UNIX-based, open system software, where he has held various positions since and which he co-founded in 1979. Mr. Michels holds a B.S. in computer and information science from the University of California, Santa Cruz.

         DAVID J. FARBER, 67, has served as a member of the Board since January 2000 and is a member of the Audit Committee of the Board. In January 2000, Mr. Farber was appointed to serve as Chief Technologist for the Federal Communications Commission until January 2001. Mr. Farber is a professor at the University of Pennsylvania, where he has appointments in both the Department of Computer Science and the Department of Engineering. Mr. Farber has also served since September 1998 as director for both the Center for Communications and Information Sciences and Policy, and the Distributed Computer Laboratory, managing research in high-speed networking. Mr. Farber holds a B.S. in Electrical Engineering, a Masters in Mathematics and an honorary doctorate of science from the Stevens Institute of Technology.

         R. BARRY BORDEN, 61, has served as a member of the Board since January 2000 and is a member of the Compensation and Audit Committees of the Board. He currently serves as Executive Chairman of Ozro, Inc. of Boston, Massachusetts, a supplier of enterprise software, and is also President of LMA Group, a management consulting firm he founded in 1984. From August 1997 until January 2001, he served as President of Broadbeam Corporation of Princeton, New Jersey, a supplier of software for wireless data communications. Mr. Borden also serves on the Board of Directors of Sedona Corporation, a supplier of CRM software for banks, and AM Communications, a provider of technology for managing and monitoring of broadband systems. Mr. Borden has served in senior management positions of Delta Data Systems, Franklin Computer Corporation, Cricket Software and Mergent International. Mr. Borden holds a B.S. in Electrical Engineering from the University of Pennsylvania.

         ALAN S. KESSMAN, 54, has served as a member of the Board since January 2000 and is a member of the Compensation and Audit Committees of the Board. Mr. Kessman has been a partner in PS Capital LLC, an investment management advisory partnership, since October 1998, and has served as Chief Executive Officer and a director of Vion Pharmaceuticals, Inc., a company focused on cancer research, since January 1999. From August 1983 to June 1998, Mr. Kessman served as Chief Executive Officer and President of Executone Information Systems, Inc., a company that designs, manufactures and supports voice processing and healthcare communications systems and offers voice, data and video network services. Mr. Kessman holds a B.S. in Business Administration from Lehigh University and is a certified public accountant.

         DAVID K. VAN ALLEN, 42, has served as Chairman of the Board since May 1994 and was a member of the Compensation Committee of the Board in 1999. Mr. Van Allen also served as the Chief Executive Officer of the Company from May 1994 through mid-December 2000. Mr. Van Allen co-founded the Company together with Mr. Hunt in May 1994.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

         PROPOSAL NO. 2 -  APPROVAL OF THE ADOPTION OF THE COMPANY'S
                           AMENDED AND RESTATED EQUITY COMPENSATION PLAN

         The Company's shareholders are being asked to act upon a proposal to approve the adoption of the Company's Amended and Restated Equity Compensation Plan (the "Restated Plan") that amends and restates the Company's Equity Compensation Plan (the "Plan"). The Compensation Committee has recommended, and the Board has approved and is submitting to the shareholders for their approval, the Restated Plan.

         The text of the Restated Plan in the form submitted to the shareholders for approval is set forth in full as Appendix A attached to this Proxy Statement and the description of the Restated Plan contained herein is qualified throughout by reference to Appendix A. All capitalized terms in the description of the Restated Plan set forth below have the meaning set forth in the Restated Plan.

         The principal amendment to the Plan increases the aggregate number of Shares reserved for issuance or transfer pursuant to grants of awards by 1,000,000 Shares, as set forth in the Restated Plan. The Company is currently authorized under the Plan to issue up to 3,000,000 Shares. As of December 31, 2000, the Company has issued a total of 1,982,750 Options and Shares of Restricted Stock under the Plan. The Restated Plan authorizes the Company to issue up to 4,000,000 Shares which include the Shares authorized and issued under the Plan.

         The Restated Plan continues to provide for grants of incentive stock options, nonqualified stock options and restricted stock to the Company's employees, advisors and consultants, and non-employee directors.

         The Company believes that the availability of the additional Shares under the Restated Plan will ensure that the Company continues to have a sufficient reserve of authorized Shares to grant Options and Restricted Stock to the Company's current and future employees, advisors and consultants, and non-employee directors. By encouraging stock ownership in the Company through the issuance of Options and Restricted Stock, the Company seeks to motivate such individuals to contribute materially to the Company's success.

         The Company is also seeking to have the shareholders approve a restatement of the Plan. The purpose of such approval is to ensure that the shareholders have reapproved the entire Restated Plan, including the performance goal requirements that may be used by the Compensation Committee in granting Options under the Restated Plan, so that such Options will qualify for the performance-based exception to the deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Specifically,
Section 162(m) limits the deductibility of executive compensation for officers of public companies. Section 162(m) generally disallows the ordinary business expenses deduction to compensation in excess of $1,000,000 paid to a company's chief executive officer and each of the next four most highly compensated executive officers. As discussed below, the Restated Plan is designed to allow the Compensation Committee, in its discretion, to grant Options that qualify for the ordinary business expense deduction as "performance based compensation" under Section 162(m).

         The Company and the Compensation Committee continue to examine the issue of deductibility of executive compensation within the context of the overall operation of the Company's compensation plans and will consider what additional actions should be taken, if any, to operate the compensation plans in a tax effective manner. The Compensation Committee examines particularly carefully any compensation proposal or program if there is a reasonable likelihood that the Company would lose a deduction as a consequence of its adoption.

         On April 20, 2001, the Board adopted the Restated Plan, subject to shareholder approval at the Annual Meeting. The Board has directed that this Proposal No. 2 to approve the adoption of the Restated Plan be submitted to the Company's shareholders for their approval. If the adoption of the Restated Plan is approved by the shareholders, the proposed amendments to the Plan, as set forth in the Restated Plan attached to this Proxy Statement as Appendix A, would become effective on the date such shareholder approval is granted. If the proposed amendments are not approved by the shareholders, the proposed amendments will not be effected and the Compensation Committee will reconsider its proposal.

MATERIAL FEATURES OF THE RESTATED PLAN

         The purpose of the Restated Plan is to encourage the Company's employees, consultants, advisors and non-employee directors to contribute materially to the growth of the Company through the issuance of Options and Restricted Stock under the Restated Plan. The Company believes that the Restated Plan will benefit the Company's shareholders, and align the economic interests of the participants with the Company's shareholders.

         The Compensation Committee, which administers the Restated Plan, has the authority, among other things, to: (i) select the Company's employees, consultants and advisors, and non-employee directors to receive grants under the Restated Plan; (ii) determine the type, size and terms of grants to be made to each such individual; (iii) determine the time when grants will be made and the duration and criteria for any applicable exercise or restriction period; (iv) amend the terms of any previously issued grant; (v) in the event of a stock split, recapitalization, reorganization or similar corporate event that effects the Shares, make appropriate adjustments in the number and kind of Shares available for grants under the Restated Plan, the number of shares subject to the annual per-person limitation, and the number of Shares and price of Shares subject to outstanding grants; and (vi) deal with any other matters arising under the Restated Plan. All decisions made by the Compensation Committee are conclusive and binding on all persons receiving grants under the Restated Plan.

         Grants to participants under the Restated Plan may include: (i) options to purchase Shares, including incentive stock options ("ISOs"), which may only be granted to employees of the Company or its subsidiaries, and nonqualified stock options, which may be granted to anyone eligible to participate in the Restated Plan; and (ii) stock awards, in which Shares may be granted to anyone eligible to participate in the Restated Plan, and which may be subject to restrictions or no restrictions on transferability and other conditions.

         The exercise price at which Shares may be purchased pursuant to options and the exercise period for such options under the Restated Plan are determined by the Compensation Committee in its discretion at the time of grant. The exercise price for nonqualified stock options may be equal to or greater than the fair market of Shares on the date of grant. With respect to the grant of ISOs, the exercise price must be a price not less than the fair market value of Shares on the date of grant. The term of any Option shall not exceed ten years from the date of grant.

         Grants under the Restated Plan generally are not assignable or transferable other than by the laws of descent and distribution. The Compensation Committee may permit certain transfers of nonqualified stock options during the grantee's lifetime or pursuant to a domestic relations order. All grants under the Restated Plan are subject to applicable federal, state, and local withholding tax requirements. To satisfy the Company's tax withholding obligation, the Company may require payment by the grantee, deduct from other wages payable to the grantee, or the Compensation Committee may permit the grantee to elect to have Shares withheld up to an amount that does not exceed the grantee's minimum applicable withholding tax rate.

         Unless otherwise provided by the Compensation Committee, in the event of a Change of Control: (i) the Company shall provide each grantee with outstanding Options or Restricted Stock written notice of such Change of Control; (ii) all outstanding Options shall automatically accelerate and become fully exercisable; and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Compensation Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation. Notwithstanding the foregoing, in the event of a Change of Control, the Compensation Committee may take one or both of the following actions: the Compensation Committee may (i) require that grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value of the Shares subject to the grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Compensation Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Compensation Committee may specify

         The total number of Shares that the Company may issue under the Restated Plan may not exceed 4,000,000 Shares, which includes the 3,000,000 Shares originally authorized under the Plan plus the additional 1,000,000 Shares for which shareholder approval is now being sought at the Annual Meeting. Under the terms of the Restated Plan, no individual may receive grants in any one calendar year relating to more than 500,000 Shares.

         As of December 31, 2000, the Compensation Committee has granted awards with respect to 1,982,750 Shares under the Plan. As of such date, 1,027,250 Shares remained under the Plan (subject to increase in the event any outstanding awards under the Plan terminate, expire or are forfeited without delivery of Shares) for future grants. As noted above, the proposed amendments would add 1,000,000 Shares to the total Shares currently allocated by the Plan. The proposed amendment would not increase the Plan's 500,000 Share per-person annual limit.

         The Board may amend or terminate the Restated Plan at any time. However, shareholder approval is required for any change that is required to be approved by the shareholders by law, or under the rules of any applicable stock exchange. The Restated Plan will terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Board terminates the Restated Plan earlier or extends it with approval of the Company's shareholders.

         For grantees who are subject to taxation in countries outside the United States, the Compensation Committee may make grants on such terms and conditions as the Compensation Committee deems appropriate to comply with the laws of applicable countries.

         No grants have been made under the Restated Plan that are subject to shareholder approval at the Annual Meeting. It is not possible at present to predict the number of grants that will be issuable under the Restated Plan after the Annual Meeting.

         As of April 27, 2001, the closing sales price of the Shares on the Nasdaq National Market was $0.80 per Share.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief description of the federal income tax consequences generally arising with respect to grants that may be awarded under the Restated Plan. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Restated Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an option (other than an ISO), the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable Shares received. In each case, the Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

         A participant's disposition of Shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such Shares (the exercise price of the option in the case of Shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of Shares acquired under an option, except that the Company will be entitled to a deduction (and the participant will recognize ordinary income) if Shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

         With respect to awards of Restricted Stock under the Restated Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the Shares received less the amount paid for the Shares, if any. The Company will be entitled to a deduction for the same amount. With respect to grants involving Shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value less the amount paid for the Shares, if any, at the time the Shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of such restricted Shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits the Shares, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the Shares on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within 30 days after receipt of the Shares.

         Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer or any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that Options granted with an exercise price at or above 100% of the fair market value of the underlying Shares on the date of grant will qualify as "performance-based compensation," although other grants not meeting these requirements under the Restated Plan may not so qualify.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 2.

         PROPOSAL NO. 3 - APPROVAL OF THE COMPANY'S ADOPTION OF THE 2001
                          EMPLOYEE STOCK PURCHASE PLAN

         The Board is submitting to the shareholders for their approval the adoption of the Company's 2001 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan was adopted, subject to shareholder approval, by the Board on April 20, 2001.

         The text of the Stock Purchase Plan in the form submitted to the shareholders for approval is set forth in full as Appendix B attached to this Proxy Statement and the description of the Stock Purchase Plan contained herein is qualified throughout by reference to Appendix B. All capitalized terms in the description of the Stock Purchase Plan set forth below have the meaning set forth in the Stock Purchase Plan.

         The Company believes that adoption of the Stock Purchase Plan will serve to further align the Company's employees' interests more closely to those of the Company's shareholders, provide an additional incentive for the Company's employees to continue to contribute to the prosperity of the Company and bring the Stock Purchase Plan into line with current industry plans and practices. If approved by the shareholders, the Plan will become effective on August 1, 2001.

DESCRIPTION OF THE COMPANY'S 2001 EMPLOYEE STOCK PURCHASE PLAN

         The Stock Purchase Plan is open to all employees of the Company whose customary employment is for more than 20 hours per week and for more than five months per year, who do not own more than five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and who have completed at least six months of service with the Company. Any employee who is a member of a collective bargaining unit is excluded from participating in the Stock Purchase Plan if the collective bargaining agent determines that employees in the collective bargaining unit will not participate in the Stock Purchase Plan. As of March 31, 2001, there were approximately 125 employees eligible to participate in the Stock Purchase Plan. The Company currently cannot determine which of its employees will participate in the Stock Purchase Plan.

         The Stock Purchase Plan is administered by a committee appointed by the Board (the "Committee"). The Committee has the authority and power to make, adopt, construe and enforce rules and regulations not inconsistent with the provisions of the Stock Purchase Plan. The Committee also has the authority to interpret and make decisions under the Stock Purchase Plan, and all such interpretations and decisions are final and conclusive. The Committee has the fullest discretion permissible under law in the discharge of its duties under the Stock Purchase Plan.

         A total of 400,000 Shares are available for issuance and purchase under the Stock Purchase Plan. The Committee may adjust the number of Shares authorized under the Stock Purchase Plan and the purchase price for any such Shares to reflect any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such Shares, if effected without receipt of consideration by the Company. Shares delivered under the Stock Purchase Plan may be authorized but unissued Shares or Shares that were once issued and subsequently reacquired by the Company. As of April 27, 2001, the closing price of a Share on the Nasdaq National Market was $0.80.

         To enroll in the Stock Purchase Plan, a participant must elect a percentage of his or her compensation, up to ten percent (10%), to be withheld on an after-tax basis (with a minimum of $15 per paycheck). For these purposes, compensation means the participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to reductions made in connection with 401(k) plans or plans described in Section 125 of the Code.

         Except as described below, payroll withholding elections may be made or changed by participant effective as of any election date. An election date is the date 30 days prior to the beginning of each purchase period or such other date as the Committee may specify. The first purchase period will begin on the effective date of the Stock Purchase Plan and end on December 31, 2001, and, unless otherwise provided by the Committee, each such successive purchase period will be six months in duration and begin on each of January 1 and July 1 thereafter. Participants may voluntarily cease participation in the Stock Purchase Plan at any time by filing a notice of cessation of participation at such time in advance of the last day of the purchase period (the "purchase date") as determined by the Committee. If a participant terminates employment with the Company or otherwise ceases to be an eligible employee, such participant's participation in the Stock Purchase Plan will automatically terminate. Any participant who withdraws from the Stock Purchase Plan or otherwise ceases participation in the Stock Purchase Plan may request a distribution of all amounts held for the participant under the Stock Purchase Plan. An employee who withdraws from the Stock Purchase Plan may again elect to participate in the Stock Purchase Plan on any future election date, provided that the individual is an eligible employee.

         On the purchase date, any amounts withheld from a participant's compensation for purposes of the Stock Purchase Plan will be used to purchase the greatest number of whole Shares that can purchased with such amounts. The purchase price for the Shares will be set, unless the Committee determines otherwise, at the lesser of (i) eighty-five percent (85%) of the fair market value of the Shares on the first day of the purchase period or (ii) eighty-five percent (85%) of the fair market value of the Shares on the purchase date.

         The Code limits the aggregate fair market value of the Shares that participants may purchase under the Stock Purchase Plan during any calendar year to $25,000.

         As determined by the Committee, Shares purchased under the Stock Purchase Plan may be issued to the participants in certificated form, credited to an individual securities account maintained by a brokerage firm that has been selected by the Committee or credited to an individual securities account maintained by a bank or trust company firm that has been selected by the Committee. Prior to the elections date, the Committee may impose restrictions or limitations on the resale of Shares purchased under the Stock Purchase Plan.

         The Company will pay the administrative costs associated with the operation of the Stock Purchase Plan, but is not responsible for brokerage commissions that result from sales of Shares at the instruction of a participant.

         The Company may require that participants pay to the Company federal, state, local and other taxes the Company is required to withhold with respect to purchases and sales of Shares under the Stock Purchase Plan. The Company may also deduct those amounts from the participants' wages or compensation. If

Shares are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Code (generally, as discussed below, two years from the beginning of the applicable purchase period), the employee must notify the Company.

         The Board may amend the Stock Purchase Plan at any time. However, any amendment for which shareholder approval is required under Section 423 of the Code must be submitted to the shareholders for approval. The Board may terminate the Stock Purchase Plan any time. If not otherwise terminated by the Board or pursuant to the terms of the Stock Purchase Plan, the Stock Purchase Plan will terminate on the tenth anniversary of its effective date.

FEDERAL TAX CONSEQUENCES

         The Stock Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. The Stock Purchase Plan is not intended to qualify under Section 401 of the Code and is not subject to the requirements of the Employee Retirement Income Security Act of 1974. This description of the federal income tax consequences of the Stock Purchase Plan is not a complete description. There may be different tax consequences under certain circumstances, and there may be federal gift and estate tax consequences and state and local tax consequences. All affected individuals should consult their own advisors regarding their own situation.

         Under the Code as currently in effect, a participant in the Stock Purchase Plan will not be deemed to have recognized income, nor will the Company be entitled to a deduction, upon the participant's purchase of Shares under the Stock Purchase Plan. Instead, a participant will recognize income when he or she sells or otherwise disposes of the Shares or upon his or her death.

         If a participant sells Shares purchased under the Stock Purchase Plan more than two years after the date on which the option to purchase the Shares was granted and more than one year after the purchase of the Shares (the "holding period"), a portion of the participant's gain will be ordinary income and a portion will be capital gain. The participant will be taxed at ordinary income tax rates on the excess of the value of the Shares when the option was granted over the purchase price (i.e., the discount), or, if less, the entire gain on the sale. The participant will have additional capital gain or loss equal to the difference, if any, between the proceeds of the sale and the participant's basis in the Shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Shares are held by the participant. The Company will not be entitled to any tax deduction with respect to a sale by a participant after the holding period.

         If a participant sells Shares before the expiration of the holding period, the participant generally will be taxed at ordinary income tax rates to the extent that the value of the Shares, when purchased, exceeded the purchase price. The Company will be entitled to a corresponding deduction. The participant will have additional capital gain or loss on the difference between the proceeds of the sale and the participant's basis in the Shares (the purchase price plus any ordinary income realized). The capital gain rate will depend on how long the Shares are held by the participant.

         The estate of a participant who dies while holding Shares purchased under the Stock Purchase Plan will recognize ordinary income in the year of the participant's death in an amount equal to the excess of the value of the Shares when the option was granted over the purchase price, or, if less, the amount by which the fair market value of the Shares on the date of death exceeds the purchase price.

 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 3.

         PROPOSAL NO. 4 - RATIFICATION OF SELECTION OF THE COMPANY'S 2001
                          INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Arthur Andersen LLP to be the Company's independent public accountants for 2001. Although not required to do so, the Board has determined that it would be desirable to request ratification of this selection of Arthur Andersen LLP as the Company's 2001 independent public accountants by the holders of the Shares of the Company. If such ratification is not received, the Board will reconsider its selection.

         A representative of Arthur Andersen LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions submitted either orally or in writing at the Annual Meeting.


 THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL NO. 4.

OTHER MATTERS

         As of the date of this Proxy Statement, the management of the Company knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card will vote on such business in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains information as of April 1, 2001, relating to the beneficial ownership of Shares by each of the directors of the Board, the Chief Executive Officer, each of the four other most highly compensated executive officers of the Company, by directors of the Board and the Company's officers as a group and by the holders of five percent (5%) or more of the total Shares outstanding. As of December 31, 2000, there were 15,990,947 Shares outstanding. Information as to the number of Shares owned and the nature of ownership has been provided by these persons and is not within the direct knowledge of the Company.

         Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Shares held by them. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC"). In presenting the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares subject to options or warrants owned by such person that are currently exercisable or exercisable within 60 days of the April 1, 2001, are deemed outstanding; provided that such Shares are not deemed outstanding for the purpose of computing the percentage of ownership of any other person.

                                                           OPTIONS AND
NAME                                       SHARES           WARRANTS(1)         TOTAL(2)            PERCENT
------------------------------          -----------         -----------        -----------        -----------
5% SHAREHOLDERS

H&Q You Tools Investment Holding,
  L.P.................................      3,175,764        1,150,000         4,325,764         25.24%
One Bush Street
San Francisco, California 94104

Cybertech Wireless, Inc.
1555 East Henrietta Road
Rochester, New York 14623.............      2,000,000              --          2,000,000         12.51%

EXECUTIVE OFFICERS AND DIRECTORS

Stephen A. Hurly..................          1,092,000               --         1,092,000          6.83%
David K. Van Allen................          2,825,000(3)            --         2,825,000         17.67%
Sonny C. Hunt.....................          2,725,000(4)            --         2,725,000         17.04%
Stanley F. Bielicki...............            100,000          155,000           255,000          1.58%
Rafe Scheinblum...................            175,000          112,500           287,500          1.79%
Phillip L. Weller.................            175,000          100,000           275,000          1.71%
David J. Farber...................                 --           30,000            30,000          0.19%
R. Barry Borden...................             10,000           30,000            40,000          0.25%
Alan S. Kessman...................             30,000           42,500(5)         72,500          0.45%
Douglas L. Michels................             50,000          130,000           180,000          1.12%
All directors and executive officers
as a group (11 persons)...........         12,397,764        1,790,000        14,147,764         79.57%


----------------------------
(1) The Shares shown include the following Shares that directors and executive officers have the right to acquire within 60 days of April 1, 2001 through the exercise of vested stock options: (a) Stanley F. Bielicki - 55,000 Shares; (b) Rafe Scheinblum - 12,500 Shares; (c) David J. Farber - 15,000 Shares; (d) R. Barry Borden - 15,000 Shares; (e) Alan S. Kessman - 27,500 Shares; (f) Douglas
L. Michels - 15,000 Shares; and (g) all directors and executive officers as a group - 140,000 Shares.
(2) The figures included in the Beneficial Ownership table for the following shareholders came from the following sources and are as of December 31, 2000, unless otherwise noted: (a) H&Q You Tools Investment Holding, L.P. - Schedule 13G, filed February 14, 2001; (b) Cybertech Wireless, Inc. - Schedule 13G, filed April 4, 2001, and as of March 14, 2001; (c) Stephen A. Hurly - Schedule 13G, filed December 28, 2000, and as of December 18, 2000; (d) David K. Van Allen -
Schedule 13G, filed February 14, 2001; and (e) Sonny C. Hunt - Schedule 13G, filed February 14, 2001.
(3) Includes 100,000 shares transferred by Mr. Van Allen to Kathryn Van Allen, Mr. Van Allen's spouse.
(4) Includes 200,000 shares transferred by Mr. Hunt to Ellen Hunt, Mr. Hunt's spouse.
(5) These options to purchase were granted to Mr. Kessman pursuant to the Company's Equity Compensation Plan and were then transferred by Mr. Kessman to PS Capital LLC, of which Mr. Kessman is a partner.

EXECUTIVE OFFICERS

         The Board elects executive officers annually at its first meeting following the ANNUAL MEETING. Information regarding Messrs. Hurly, Hunt and Van Allen is furnished in the section entitled "Proposal No. 1 - Election of Directors" set forth above. Certain information about the Company's other executive officers is set forth below.

         STANLEY F. BIELICKI, 55, has served as chief financial officer of the Company since February 1997. From March 1984 until February 1997, Mr. Bielicki maintained a private practice as a financial advisor, specializing in small and medium-sized businesses. From 1994 to 1997, Mr. Bielicki acted as the Company's public accountant. Mr. Bielicki is a certified public accountant, licensed in the Commonwealth of Pennsylvania and holds a B.S. in microbiology from Ohio State University and a M.B.A. from Southern Illinois University.

         PHILLIP L. WELLER, 40, has served as chief technology officer of the Company since November 1999. Mr. Weller previously served as executive vice president of engineering of the Company from November 1996 until November 1999. >From June 1991 until November 1996, Mr. Weller was a project manager and senior developer with AT&T Microelectronics/Lucent Technologies, where he participated in the development of new and modern message handling systems. From June 1980 until June 1991, Mr. Weller was a circuit designer with AT&T Bell Laboratories, a developer of voice, data and video telecommunications, in its Very Large Scale Integration division. Mr. Weller holds an A.A.S. in electronics technology from Lehigh County Community College, a B.S. in computer science from Moravian College and a M.S. in engineering science from Pennsylvania State University.

         RAFE SCHEINBLUM, 48, has served as executive vice president of operations of the Company since July 1996. From September 1989 until June 1996, Mr. Scheinblum formed and managed his own company, Application Research & Design, Inc. a/k/a Double Click Computers. Mr. Scheinblum holds a B.F.A. in theatrical design from Windham College.

         Our executive officers serve at the discretion of the Board. There are no family relationships among our directors and officers.

BOARD AND COMMITTEE MEETINGS

         The Board consisted of Messrs. Van Allen, Hunt, Michels, Farber, Borden and Kessman and held four meetings in 2000. Mr. Hurly was appointed to the Board in January 2001. Each director attended at least seventy-five (75%) of the aggregate of the fiscal year 2000 meetings of the Board and of the Board committee or committees on which each director served during the year. Standing committees of the Board are the Audit Committee and the Compensation Committee. Members of the Audit Committee are Messrs. Kessman, Farber and Borden, each of whom is a non-employee director. For the fiscal year ended December 31, 2000, members of the Compensation Committee, appointed by the Board on March 24, 2000, are Messrs. Michels, Kessman and Borden, each of whom is a non-employee director. Prior to March 24, 2000, the Compensation Committee consisted of Messrs. Van Allen and Michels.

         The Audit Committee was formed on March 24, 2000, and has held four meetings through the date of this PROXY STATEMENT. The principal functions of the Audit Committee, as set forth in its charter attached to this Proxy Statement as Appendix C, are as follows: (i) to recommend the firm to be appointed as independent public accountants to audit the Company's financial statements and review with management and the Company's independent public accountants the scope and results of the various audits conducted during the year; (ii) to discuss with management and the Company's independent public accountants the Company's annual financial statements; (iii) to review fees paid to, and the scope of services provided by, the Company's independent public accountants; and (iv) to perform such other related duties and functions as are deemed appropriate by the Audit Committee and the Board. The Audit Committee has considered the extent and scope of non-audit services provided to the Company by its outside accountants and has determined that such services are compatible with maintaining the independence of the outside accountants.

         The Compensation Committee held one meeting in 2000. The principal function of the Compensation Committee is to administer the Company's stock option plans, including the review and approval of stock option grants. The Compensation Committee also reviews and approves the compensation and benefits of executive officers, and makes recommendations to the Board regarding such matters.

         The Board does not have a nominating committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees of the Company and administering various incentive compensation and benefit plans. The Compensation Committee consisted of Messrs. Van Allen and Michels through mid-March 2000, and presently consists of Messrs. Michels, Kessman and Borden, who were appointed on March 24, 2000. During Mr. Van Allen's appointment to the Compensation Committee in 2000, he participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants of the Company, other than himself. No interlocking relationship existed between any member of Compensation Committee and any member of any other company's board of directors or compensation committee during the fiscal year ended December 31, 2000.

         DIRECTOR COMPENSATION

         The Company reimburses each member of the Board for out-of-pocket expenses incurred in connection with attending Board meetings. No member of the Board currently receives any additional cash compensation for serving on the Board. The Company granted options to purchase 50,000 Shares to Messrs. Michels, Farber, Borden and Kessman on February 28, 2000, which will vest quarterly over a five year period at an exercise price of $9.25 per Share. These options will expire on February 28, 2010. Messrs. Michels, Farber, Borden and Kessman each were granted an additional option to purchase 5,000 Shares on February 28, 2000, which vested immediately at an exercise price of $9.25 per Share. These options will also expire on February 28, 2010.

         On November 24, 2000, the Company granted options to purchase 50,000 Shares to Messrs. Michels, Farber and Borden and an option to purchase 100,000 Shares to Mr. Kessman. Twenty-five percent (25%) of the grant will vest on May 1, 2001, with the remainder of the options granted vesting quarterly over a three-year period beginning on August 1, 2001. These options have an exercise price of $0.56 per Share.

         EXECUTIVE COMPENSATION

         The table below summarizes information concerning the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended December 31, 1998, 1999 and 2000 by the
Company's:

                  -        Chief Executive Officer; and

                  - executive officers whose salary and bonus for that fiscal year exceeded $100,000 and who served as an executive officer of the Company during that fiscal year.

         Other than the salary and bonus described in the table below, we did not pay any executive officer named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of either $50,000 or ten percent (10%) of the total of his salary and bonus during the fiscal years ended December 31, 1998, 1999 and 2000.


                                       SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION
                                    -----------------------------------
                                                                            Other Annual          All Other
Name and Principal Position                Year   Salary ($)  Bonus ($)    Compensation ($)    Compensation ($)
---------------------------                ----   ----------  ---------    ----------------    ----------------
Stephen A. Hurly                           2000     5,769(1)    -----           -----               -----
     CHIEF EXECUTIVE OFFICER AND
     PRESIDENT

David K. Van Allen                         2000    169,347      -----          100,019              2,705
     FORMER CHIEF EXECUTIVE OFFICER        1999    182,250      -----           -----               2,705
                                           1998     33,800      70,000          -----               2,705

Sonny C. Hunt                              2000    142,117      -----           65,899              -----
     FORMER PRESIDENT AND CURRENT          1999    150,000      -----           -----               -----
     EXECUTIVE VICE PRESIDENT -            1998     76,154      54,699          -----               -----
     KEY ACCOUNTS

Stanley F. Bielicki                        2000    167,186     100,000          -----               -----
     CHIEF FINANCIAL OFFICER               1999    111,424      33,576          -----               -----

Phillip L. Weller                          2000    125,000     100,000          -----               -----
     CHIEF TECHNOLOGY OFFICER              1999    125,000      -----           -----               -----
                                           1998     95,000      35,000          2,308               -----

Rafe Scheinblum                            2000    120,192     100,000          -----               -----
     EXECUTIVE VICE PRESIDENT -            1999    125,000      -----           -----               -----
     OPERATIONS                            1998     72,700      48,403          3,060               -----

-----------------------------
(1) This amount represents Mr. Hurly's salary paid for the time he served as the Company's Chief Executive Officer for the latter half of December 2000. Pursuant to an Employment Agreement, the specific terms of which are set forth later in this Proxy Statement, Mr. Hurly is paid an annual salary of $150,000.

         The amount listed under All Other Compensation for Mr. Van Allen for the years 1998, 1999 and 2000 represents a life insurance policy on Mr. Van Allen, for which Kathryn Van Allen, Mr. Van Allen's wife, is a co-beneficiary with the Company. The amounts listed as Other Annual Compensation for Messrs. Van Allen and Hunt represents notes forgiven by the Board that resulted in compensation for the principal, interest and associated payroll taxes. The amounts listed as Other Annual Compensation for Messrs. Weller and Scheinblum represent taxable value of stock based compensation.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding options granted in the 2000 fiscal year to the executive officers named in the Summary Compensation Table above. Messrs. Hurly, Hunt, Van Allen and Weller were not granted any options during the 2000 fiscal year. Amounts represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of five percent (5%) and ten percent (10%) compounded annually from the date the respective options were granted to their expiration date based upon the grant price.


                                          Individual Grants                         Potential
                       -------------------------------------------------------- Realizable Value
                         Number of                                              At Assumed Annual
                          Shares       Percentage                                Rates of Stock
                        Underlying      of Total       Exercise                Price Appreciation
                          Options       Options         Price     Expiration     for Option Term
Name                      Granted       Granted       ($/Share)       Date       5% ($)    10% ($)
-----                  -----------    ---------     -----------    ---------    ------    -------
Stanley F. Bielicki       75,000          5.37%          $4.75       04/14/10   224,044   567,771
                         160,000         11.45%          $1.13       10/25/10   113,704   288,149

Rafe Scheinblum           50,000          3.58%          $1.13       10/25/10    35,533    90,046


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

         The following table sets forth information concerning year end option values for the 2000 fiscal year for the executive officers named in the Summary Compensation Table above. The value of unexercised in-the-money options is calculated based on the closing price of the Company's Shares on the date of grants to the executive officers.

                            Number of Securities
                           Underlying Unexercised        Value of Unexercised In-the-Money
                         Options At Fiscal Year End          Options At Fiscal Year End
                        -----------------------------   ------------------------------------
Name                    Exercisable     Unexercisable   Exercisable ($)    Unexercisable ($)
------                  -----------     -------------   ---------------    -----------------
Stanley F. Bielicki         75,000         260,000              0                   0
Rafe Scheinblum             75,000          75,000              0                   0


REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board consisted of Messrs. Van Allen and Michels through March 24, 2000. On that date, the Board nominated Messrs. Michels, Kessman and Borden to be the new members of the Compensation Committee, each of whom is a non-employee director. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Equity Compensation Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans.

         COMPENSATION POLICIES FOR EXECUTIVE OFFICERS (INCLUDING THE NAMED EXECUTIVE OFFICERS). The Compensation Committee's executive compensation philosophy is to: (i) provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's short- and long-term performance goals; (ii) motivate key executives to achieve strategic business opportunities and benefits that are comparable to those offered by other companies in the regional Internet service provider industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's short- and long-term success; (iv) align the interests of key executives with the short- and long-term interests of shareholders and the enhancement of shareholder value through the granting of stock options; and
(v) recognize individual contributions as well as overall business results. The Company's objectives include qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

         The compensation of the Company's Chief Executive Officer and other executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses and long-term performance incentives in the form of stock option grants under the Company's Equity Compensation Plan or any other plan related to the Company's stock.

         The Compensation Committee has determined that base salaries of executive officers should be set at levels that are competitive with those of executives of comparably-sized companies in the regional Internet service provider industry. In addition, the Compensation Committee believes that it is appropriate to reward performance through a combination of cash bonuses and stock option grants and to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to enhance the Company's short-term financial performance and to enhance profitable growth over the long-term.

         BASE SALARY. Base salaries for each of the Company's executive officers are targeted according to salaries of employees holding similar offices and having similar responsibilities at comparably-sized companies within the regional Internet service provider industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officer and change in responsibilities assumed by such executive officer. Salary adjustments are normally determined on an annual basis.

         BONUSES. At the beginning of each year the Compensation Committee adopts a performance bonus program setting forth strategic goals for the year and a percentage of base salary that will be awarded to the senior management team. All awards are paid in full, in cash, following the year of performance. The Compensation Committee awarded bonuses to Messrs. Bielicki, Chief Financial Officer of the Company, Scheinblum, Executive Vice President of Operations of the Company, and Weller, Chief of Technology of the Company, in 2000 based on their respective achievements as employees of the Company.

         STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company's senior executives with those of its shareholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to that involved in fixing cash bonuses. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options generally have been granted with a 10-year term, with a vesting schedule ranging from quarterly to annual periods and usually not exceeding five years, at an exercise price equal to or above the fair market value of the Shares on the grant date.

         EMPLOYMENT CONTRACT AND COMPENSATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT. Stephen A. Hurly, the Company's Chief Executive Officer and President, receives competitive compensation and regular benefits in effect for senior executives of the Company. Mr. Hurly and the Company entered into an Employment Agreement, dated December 18, 2000, whereby Mr. Hurly will receive an annual base salary of $150,000 and be eligible for an annual incentive bonus of at least $50,000, as determined by the Company's Compensation Committee and based on the Board's assessment of Mr. Hurly's performance for the year. Under the terms of the Employment Agreement, the Company sold through a private placement 1,000,000 Shares to Mr. Hurly at a price equal to $0.4375 per Share. In order to effect the sale of these 1,000,000 Shares to Mr. Hurly, the Company also loaned Mr. Hurly a principal amount of $437,500 with interest at a rate of six percent (6%) per year, as payment for the Shares. Mr. Hurly also executed and issued to the Company a Promissory Note and Restricted Stock Agreement, each dated December 18, 2000, representing Mr. Hurly's obligation to repay the $437,500. The entire principal amount with interest is due and payable by December 1, 2005, subject to certain mandatory repayment events, including the receipt of any net cash proceeds by Mr. Hurly in connection with his ownership of the Shares or transaction to sell the Shares, or Mr. Hurly's termination under the Agreement for any reason. According to the terms of the Note and Restricted Stock Agreement, upon the termination of Mr. Hurly for any reason, Mr. Hurly must offer to sell and the Company must purchase any "unvested" Shares held by Mr. Hurly at a purchase price equal to the amount paid by Mr. Hurly for such Shares. The vesting of Mr. Hurly's Shares occurs as follows: twenty-five percent (25%) of the Shares vested immediately as of Mr. Hurly's first day of employment, and the remainder will vest PRO RATA as of the last day of each calendar month over a 36-month period commencing on the first day of Mr. Hurly's employment. The vesting of the Shares may also be accelerated upon termination of Mr. Hurly without cause and in the event of a change of control.

         COMPENSATION OF FORMER CHIEF EXECUTIVE OFFICER. David K. Van Allen, who served as the Company's Chief Executive Officer until mid-December 2000, received competitive compensation and regular benefits in effect for senior executives of the Company in 2000. While serving as a member of the Compensation Committee in 2000, Mr. Van Allen did not participate in any discussions and decisions regarding his salary and incentive compensation. In 2000, the Compensation Committee reviewed information regarding the compensation paid to the chief executive officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for 2000. Mr. Van Allen's annual compensation for 2000 was $272,071, a forty-seven percent (47%) increase from the year ended December 31, 1999. Mr. Van Allen did not receive any options to acquire any Shares in 2000.

                             COMPENSATION COMMITTEE

           Alan S. Kessman    Douglas L. Michels    R. Barry Borden

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. Management has primary responsibility for the Company's financial statements and the reporting process, including the system of internal controls. The Audit Committee fulfills its oversight responsibilities, in accordance with its written charter adopted by the Board attached to this Proxy Statement as Appendix C, by, among other things: reviewing the Company's audited financial statements prior to submission to the public, including discussions with management and the independent public accountants of any significant issues regarding accounting principles, practices and judgements; reviewing the integrity of the Company's financial reporting processes and controls; selecting and evaluating the independent public accountants; and reviewing all relationships between the independent public accountants and the Company.

         In carrying out its responsibilities, the Audit Committee has: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees"); (iii) discussed the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"); and (iv) discussed with the independent public accountants their independence.

         Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee also recommended, and the Board approved, the selection of Arthur Andersen LLP as the Company's independent public accountants for 2001.

                                 AUDIT COMMITTEE

               Alan S. Kessman    David J. Farber    R. Barry Borden

AUDIT FEES

         The aggregate fees billed to the Company by Arthur Andersen LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2000 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q for the year ended December 31, 2000, were $90,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Arthur Andersen LLP did not perform any services related to financial information systems design and implementation.

ALL OTHER FEES

         Arthur Andersen LLP billed the Company an aggregate of $416,407 in fees for other services rendered to the Company for the year ended December 31, 2000, primarily related to the following:

         o the Company's February 2000 initial public offering of its Common stock and related prospectus;

         o        potential acquisitions; and

         o        tax compliance and consulting service.

         The Audit Committee of the Board determined that the services performed by Arthur Andersen LLP other than audit services are not incompatible with Arthur Andersen LLP maintaining its independence.

STOCK PRICE PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the Company's Shares with the cumulative total return on the Nasdaq National Market Composite Index and the Nasdaq National Market Telecommunications Index. The period shown commences on February 8, 2000, the date that the Shares were first publicly traded, and ends on December 31, 2000, the end of the Company's last fiscal year. The graph assumes an investment of $100 on February 8, 2000, and the reinvestment of any dividends.

         The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Shares.

                            COMPARISON OF CUMULATIVE
                          TOTAL RETURN TO SHAREHOLDERS
                      FEBRUARY 8, 2000 TO DECEMBER 31, 2000



       [COMPARISON OF CUMULATIVE TOTAL RETURN TO SHAREHOLDERS GRAPH HERE]

                                 08-Feb-00      29-Feb-00      31-Mar-00     30-Apr-00      31-May-00      30-Jun-00
                                 ---------      ---------      ---------     ---------      ---------      ---------
Fastnet                             100.00          81.95          72.93         37.97          26.69          22.56
Nasdaq Composite Index              100.00         106.08         103.28         87.20          76.81          89.58
Nasdaq Telecommunications Index     100.00         103.48          99.94         80.75          68.45          78.96

                                 31-Jul-00      31-Aug-00      30-Sep-00     31-Oct-00      30-Nov-00      31-Dec-00
                                 ---------      ---------      ---------     ---------      ---------      ---------
Fastnet                              13.16          13.16          12.03          7.71           3.20           3.01
Nasdaq Composite Index               85.08          95.01          82.95         76.11          58.68          55.80
Nasdaq Telecommunications Index      72.67          75.41          66.20         56.60          42.02          42.03


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         EQUITY INVESTMENTS

         In January 2000, the Company entered into a purchase agreement with H&Q You Tools Investment Holding, L.P. ("H&Q You Tools") under which the Company issued a $1.0 million note to H&Q You Tools. In addition, H&Q You Tools received warrants to purchase 30,000 Shares. The warrant became immediately exercisable at the initial public offering price of $12.00 per Share and expires seven years after the closing of this loan. The loan bears interest at a rate equal to seven percent (7%) per year and matured upon the closing of the offering.

         On October 25, 2000, the Company entered into an agreement with Chase Securities, Inc. ("Chase"), an affiliate of H&Q You Tools, to provide the Company with financial advisory services. The agreement was amended on February 12, 2001, and expires on June 30, 2001. In exchange for these services, the Company paid an advisory fee of $250,000 in the nature of a convertible note. This note is due on October 24, 2003, and is convertible at the discretion of Chase into Shares at $1.00 per Share above the closing price on October 25, 2000, which was $1.13 per Share. No interest or dividends are payable on this note. In addition, the Company paid a non-refundable retainer of $50,000 to Chase and issued Chase a warrant to purchase 120,000 Shares at an exercise price of $1.13 per Share, the fair market value per Share on October 25, 2000. The warrant was immediately exercisable and expires in ten years. The Company also agreed to pay all reasonable expenses incurred by Chase with respect to the delivery of the financial advisory services, including travel costs, document production and other similar expenses, and the fees of outside counsel and other professional advisors.

         INDEBTEDNESS OF MANAGEMENT

         On October 10, 1998, the Company made an unsecured loan of $50,000 at six percent (6%) interest per year to David K. Van Allen, a director and the Company's then Chief Executive Officer. In addition, in 1997 and 1998, the Company made unsecured loans totaling $19,400, each at six percent (6%) interest per year, to Kathryn Van Allen, spouse of Mr. Van Allen. All of these notes matured upon consummation of the Company's initial public offering. The notes became due and payable pursuant to an agreed upon payment schedule as of January 1, 2000. The Board forgave the notes on March 24, 2000. Forgiveness of these notes resulted in compensation to Mr. and Mrs. Van Allen for the principal, interest and associated payroll taxes, totaling $100,019. The Board also forgave a note to Mr. Hunt that resulted in compensation to Mr. Hunt, for the principal, interest and associated payroll taxes, totaling $65,899.

         On December 18, 2000, the Company entered into an Employment Agreement with Mr. Hurly. As consideration for the Employment Agreement, in addition to Mr. Hurly's annual compensation, and as described above, the Company sold through a private placement 1,000,000 Shares to Mr. Hurly at a price equal to $0.4375 per Share. In order to effect the sale of these 1,000,000 Shares to Mr. Hurly, the Company also loaned Mr. Hurly a principal amount of $437,500 with interest at a rate of six percent (6%) per year, as payment for the Shares. The amount outstanding on December 31, 2000, was $437,500, which was the largest amount outstanding during the year. In exchange, Mr. Hurly executed and issued to the Company a Promissory Note and Restricted Stock Agreement, each dated December 18, 2000, representing Mr. Hurly's obligation to repay the $437,500. The entire principal amount with interest is due and payable by December 1, 2005, subject to certain mandatory repayment events, including the receipt of any net cash proceeds by Mr. Hurly in connection with his ownership of the Shares or transaction to sell the Shares, or Mr. Hurly's termination under the Agreement for any reason. According to the terms of the Note and Restricted Stock Agreement, upon the termination of Mr. Hurly for any reason, Mr. Hurly must offer to sell and the Company must purchase any "unvested" Shares held by Mr. Hurly at a purchase price equal to the amount paid by Mr. Hurly for such Shares. The vesting of Mr. Hurly's Shares occurs as follows: twenty-five percent (25%) of the Shares vested immediately as of Mr. Hurly's first day of employment, and the remainder will vest PRO RATA as of the last day of each calendar month over a 36-month period commencing on the first day of Mr. Hurly's employment. The vesting of the Shares may also be accelerated upon termination of Mr. Hurly without cause and in the event of a change of control.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Shares and any other equity securities.

         To present date, the Company believes that during the fiscal year ended December 31, 2000, its directors and executive officers complied with all these filing requirements. In making this statement, the Company has relied solely on its review of copies of reports filed under Section 16(a) furnished to the Company and on written representations of its directors and executive officers. Based on shareholder public filings with the SEC, the Company does not believe any other shareholders are subject to Section 16(a) filing requirements.

SOLICITATION OF PROXIES

         The accompanying proxy card is solicited on behalf of the Board. Following the original mailing of the proxy materials, proxies may be solicited personally by officers and employees of the Company, who will not receive additional compensation for these services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of Shares.

PROPOSALS OF SHAREHOLDERS FOR THE ANNUAL MEETING AND THE 2002 PROXY STATEMENT

         Under the Company's Bylaws, any shareholder who wishes to bring any proposal before a meeting of shareholders must give written notice thereof and certain related information to the Secretary of the Company in a timely manner. Notice by a shareholder to be timely with respect to proposals to be presented at an annual meeting must so be received: (i) not less than 120 days prior to the date of the Company's Proxy Statement released to shareholders for the previous year's annual meeting; or (ii) in the event that the Company did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then within a reasonable time before the Company begins to print and mail its proxy.

         Shareholder proposals intended to be presented at the Annual Meeting to be held in 2002 must be received by the Company no later than January 14, 2002, in order to be included in the Proxy Statement and related proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act. Proposals should be directed to the Secretary, FASTNET Corporation, Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, Pennsylvania 18017.

         A shareholder's notice to the Secretary shall set forth, as to each matter the shareholder proposes to present at the annual meeting: (1) the name and record address of the shareholder proposing such business and the class or series and number of Shares which are owned beneficially or of record by such shareholder; (2) a representation that the shareholder has been a holder of record of stock of the Company entitled to vote at such meeting for at least one year and that the shareholder intends to hold the securities through the date of the meeting, and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (3) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (4) any material interest of the shareholder in such business.

         Management does not know of any matters which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. In the event that any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any shareholder proposal is not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with the law and, if he so determines, he may refuse to allow the shareholder proposal to be considered at the Annual Meeting.

         A copy of the Company's 2000 Annual Report to Shareholders, which includes financial statements and related data, accompanies this Proxy Statement.

OTHER MATTERS

         The Board knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

         It is important that your Shares be represented at the Annual Meeting. Shareholders are urged to mark, date, execute and return promptly the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,

                                           /S/ Stephen A. Hurly
                                           --------------------
                                           STEPHEN A. HURLY
                                           Chief Executive Officer and President

May 14, 2001
Bethlehem, Pennsylvania

Appendix A - Amended and Restated Equity Compensation Plan

Appendix B - 2001 Employee Stock Purchase Plan

Appendix C - Audit Committee Charter

                                   APPENDIX A
                                   ----------

                               FASTNET CORPORATION

                  AMENDED AND RESTATED EQUITY COMPENSATION PLAN
                  ---------------------------------------------


         The purpose of the FASTNET Corporation Amended and Restated Equity Compensation Plan (the "Plan") is to provide (i) designated employees of FASTNET Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options and restricted stock. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.       ADMINISTRATION
         --       --------------

         (a) COMMITTEE. The Plan shall be administered and interpreted by the Board or by a committee appointed by the Board. After an initial public offering of the Company"s stock as described in Section 18(b) (a "Public Offering"), the Plan shall be administered by a committee, which may consist of "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate. If a committee administers the Plan, references in the Plan to the "Board," as they relate to Plan administration, shall be deemed to refer to the committee.

         (b) BOARD AUTHORITY. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

         (c) BOARD DETERMINATIONS. The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2.       GRANTS
         --       ------

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options") and restricted stock as described in Section 6 ("Restricted Stock") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Board shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.       SHARES SUBJECT TO THE PLAN
         --       --------------------------

         (a) SHARES AUTHORIZED. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,000,000 shares. After a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         (b) ADJUSTMENTS. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

         4.       ELIGIBILITY FOR PARTICIPATION
         --       -----------------------------

         (a) ELIGIBLE PERSONS. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

         (b) SELECTION OF GRANTEES. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

         5.       GRANTING OF OPTIONS
         --       -------------------

         (a) NUMBER OF SHARES. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

         (b) TYPE OF OPTION AND PRICE.

                  (i) The Board may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                  (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Board and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted, (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (a "10% Shareholder"), unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant and (z) if required by applicable state law, the Exercise Price per share for Nonqualified Stock Options shall not be less than 85% of the Fair Market Value of Company Stock on the date of grant and the Exercise Price per share of any Nonqualified Stock Options granted to a 10% Shareholder shall not be less than 110% of the Fair Market Value of Company Stock on the date of grant.

                  (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

         (c) OPTION TERM. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, is a 10% Shareholder may not have a term that exceeds five years from the date of grant.

         (d) EXERCISABILITY OF OPTIONS. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Grant Instrument. If required by applicable state law, Options shall vest no less rapidly than 20% per year over a period of five years after the date of grant. The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

         (e) TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

                  (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than a "disability", death, or termination for "cause", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for "cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes "cause" at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

                  (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (v) For purposes of this Section 5(e) and Section 6:

                  (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

                  (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Board determines otherwise.

                  (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

                  (D) "Cause" shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

         (f) EXERCISE OF OPTIONS. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Board (x) in cash, (y) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Board may approve, including after a Public Offering payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         (g) LIMITS ON INCENTIVE STOCK OPTIONS. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

         6.       RESTRICTED STOCK GRANTS
         --       -----------------------

         The Board may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Board deems appropriate. The following provisions are applicable to Restricted Stock:

         (a) GENERAL REQUIREMENTS. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Board. The Board may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Board deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         (b) NUMBER OF SHARES. The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         (c) REQUIREMENT OF EMPLOYMENT OR SERVICE. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (d) RESTRICTIONS ON TRANSFER AND LEGEND ON STOCK CERTIFICATE. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 8(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

         (e) RIGHT TO VOTE AND TO RECEIVE DIVIDENDS. Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board.

         (f) LAPSE OF RESTRICTIONS. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.       WITHHOLDING OF TAXES
         --       --------------------

         (a) REQUIRED WITHHOLDING. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) ELECTION TO WITHHOLD SHARES. If the Board so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and shall be subject to the prior approval of the Board.

         8.       TRANSFERABILITY OF GRANTS
         --       -------------------------

         (a) NONTRANSFERABILITY OF GRANTS. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee"s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         (b) TRANSFER OF NONQUALIFIED STOCK OPTIONS. Notwithstanding the foregoing, subject to applicable state law, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.


         9.       RIGHT OF FIRST REFUSAL; REPURCHASE RIGHT
         --       ----------------------------------------

         (a) OFFER. Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a BONA FIDE written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the price and on the terms set forth in the notice.

          (b) SALE. In the event the Company (or a shareholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of his shares of Company Stock at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

         (c) ASSIGNMENT OF RIGHTS. The Board, in its sole discretion, may waive the Company's right of first refusal and repurchase right under this Section 9. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining shareholders of the Company in the same proportion that each shareholder's stock ownership bears to the stock ownership of all the shareholders of the Company, as determined by the Board. To the extent that a shareholder has been given such right and does not purchase his or her allotment, the other shareholders shall have the right to purchase such allotment on the same basis.

         (d) PURCHASE BY THE COMPANY AFTER TERMINATION OF EMPLOYMENT OR SERVICE. Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Company, the Company shall have the right to purchase all or part of any Company Stock distributed to him or her under this Plan at its then current Fair Market Value (as defined in Section 5(b)) (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment and such repurchase shall be made in accordance with applicable state law.

         (e) PUBLIC OFFERING. On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 9.

         (f) SHAREHOLDER'S AGREEMENT. Notwithstanding the provisions of this
Section 9, if the Board requires that a Grantee execute a shareholder's agreement with respect to any Company Stock distributed pursuant to this Plan, the provisions of this Section 9 shall not apply to such Company Stock.

         10.      CHANGE OF CONTROL OF THE COMPANY
         ---      --------------------------------

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder; or

         (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

         11.      CONSEQUENCES OF A CHANGE OF CONTROL
         ---      -----------------------------------

         (a) NOTICE AND ACCELERATION. Upon a Change of Control, unless the Board determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

         (b) ASSUMPTION OF GRANTS. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

         (c) OTHER ALTERNATIVES. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Board may take one or both of the following actions: the Board may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

         (d) LIMITATIONS. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Board shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         12.      REQUIREMENTS FOR ISSUANCE OR TRANSFER OF SHARES
         ---      -----------------------------------------------

         (a) SHAREHOLDER'S AGREEMENT. The Board may require that a Grantee execute a shareholder's agreement, with such terms as the Board deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

         (b) LIMITATIONS ON ISSUANCE OR TRANSFER OF SHARES. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         13.      AMENDMENT AND TERMINATION OF THE PLAN
         ---      -------------------------------------

         (a) AMENDMENT. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order for Incentive Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code or, after a Public Offering, such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code.

         (b) TERMINATION OF PLAN. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         (c) TERMINATION AND AMENDMENT OF OUTSTANDING GRANTS. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under
Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) GOVERNING DOCUMENT. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         14.      FUNDING OF THE PLAN
         ---      -------------------

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         15.      RIGHTS OF PARTICIPANTS
         ---      ----------------------

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         16.      NO FRACTIONAL SHARES
         ---      --------------------

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         17.      HEADINGS
         ---      --------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         18.      EFFECTIVE DATE OF THE PLAN.
                  --------------------------

         (a) EFFECTIVE DATE. Subject to approval by the Company's shareholders within 12 months before or after the Plan is adopted, the Plan shall be effective on March 3, 1999.

         (b) PUBLIC OFFERING. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

         19.      MISCELLANEOUS
         ---      -------------

         (a) GRANTS IN CONNECTION WITH CORPORATE TRANSACTIONS AND OTHERWISE. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.

         (b) COMPLIANCE WITH LAW. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code, after a Public Offering, and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under this Section.

         (c) COMPLIANCE WITH SECURITIES LAWS. If required to comply with applicable securities laws, the Company shall provide Grantees with such financial information about the Company as the Board deems necessary or appropriate to comply with such laws.

         (d) GOVERNING LAW. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

                                   APPENDIX B
                                   ----------

                               FASTNET CORPORATION

                        2001 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------

         The purpose of the FASTNET Corporation 2001 Employee Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase the common stock of FASTNET Corporation (the "Company"). The Board of Directors of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Plan must be approved by the shareholders of the Company within 12 months after the date on which the Plan is adopted.

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

         Sec. 1.01 "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         Sec. 1.02 "CODE" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

         Sec. 1.03 "COMMITTEE" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 5.04.

         Sec. 1.04 "COMPANY" means FASTNET Corporation, a Pennsylvania corporation, or any successor by merger or otherwise.

         Sec. 1.05 "COMPENSATION" means a Participant's base wages, overtime pay, commissions, cash bonuses, premium pay and shift differential, before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code.

         Sec. 1.06  "EFFECTIVE DATE" shall mean August 1, 2001.

         Sec. 1.07 "ELECTION DATE" means 30 days before the Effective Date and 30 days before each subsequent January 1 and July 1 thereafter, or such other dates as the Committee shall specify. The first Election Date for the Plan shall be 30 days before the Effective Date.

         Sec. 1.08  "ELIGIBLE EMPLOYEE" means each employee of the Employer:

                  (i) Who is employed by the Employer as an employee (and not as an independent contractor),

                  (ii) Whose customary employment is for more than 20 hours per week and for more than five months per year,

                  (iii) Who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary, and

                  (iv) Who has completed at least six months of service with the Employer, including any period of service with any predecessor business unit acquired by the Employer (whether by asset purchase, stock purchase, merger or otherwise).

Notwithstanding the foregoing, however, that the term "Eligible Employee" shall not include an employee who is a member of a collective bargaining unit if the collective bargaining agent has determined that employees in such collective bargaining unit will not participate in the Plan, during any period in which such election not to participate is in effect. A collective bargaining agent's election not to authorize participation in the Plan shall remain in effect until the collective bargaining agent affirmatively elects to authorize such participation, by giving proper written notice to the Company. A collective bargaining agent's election to authorize participation in the Plan shall be made prospectively and with sufficient notice to permit appropriate implementation by the Company.

         Sec. 1.09  "EMPLOYER" means the Company and each Subsidiary.

         Sec. 1.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

         Sec. 1.11 "MARKET VALUE" means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference. If there was no such price reported for the date of reference, "Market Value" means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

         Sec. 1.12 "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

         Sec. 1.13 "PLAN" means the FASTNET Corporation 2001 Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

         Sec. 1.14 "PLAN YEAR" means each calendar year during which the Plan is in effect.

         Sec. 1.15 "PURCHASE AGREEMENT" means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company. The Purchase Agreement is intended to evidence the Company's offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.

         Sec. 1.16  "PURCHASE DATE" means the last day of each Purchase Period.

         Sec. 1.17 "PURCHASE PERIOD" means each six-month period or other period specified by the Committee, beginning on or after the Effective Date, during which the Participant's Stock purchase is funded through payroll deduction accumulations. The initial Purchase Period shall begin on the Effective Date and continue until December 31, 2001, and thereafter, unless the Committee determines otherwise, each Purchase Period shall be each six-month period that begins on January 1 and July 1.

         Sec. 1.18 "PURCHASE PRICE" means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 3.03.

         Sec. 1.19  "STOCK" means the common stock of the Company.

         Sec. 1.20 "SUBSIDIARY" means any present or future corporation which
(i) constitutes a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee. Unless the Committee specifically designates otherwise, a Canadian or other foreign subsidiary shall not be considered a Subsidiary for purposes of the Plan, and employees of such a subsidiary shall not be Eligible Employees.

                                   ARTICLE II
                           ADMISSION TO PARTICIPATION
                           --------------------------

         Sec. 2.01 INITIAL PARTICIPATION. An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Purchase Agreement at such time in advance of the Election Date as the Committee shall prescribe. The Purchase Agreement shall remain in effect until it is modified through discontinuance of participation under Section 2.02 or a change under Section 3.05.

         Sec. 2.02  DISCONTINUANCE OF PARTICIPATION.

                  (a) A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a notice of cessation of participation on such form and at such time in advance of the Purchase Date as the Committee shall prescribe. A Participant who ceases contributions during a Purchase Period may not make additional contributions to the Plan during the Purchase Period. The Participant may again elect to participate in the Plan on the next Election Date, if the Participant is then an

Eligible Employee. The Participant who ceases contributions during a Purchase Period may request payment of any funds held in his or her account under the Plan. Any funds remaining in the Participant's account on the Purchase Date shall be used to purchase Stock pursuant to Section 3.04, if the Participant remains an Eligible Employee.

                  (b) If a Participant ceases to be an Eligible Employee, his or her participation automatically shall cease, no further purchase of Stock shall be made for the Participant, and the Participant may request payment of any funds held in his or her account under the Plan.

         Sec. 2.03 READMISSION TO PARTICIPATION. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Purchase Agreement. Reinstatement to Participant status shall be effective as of any Election Date, provided the Participant files a new Purchase Agreement with the Committee at such time in advance of the Election Date as the Committee shall prescribe.

                                   ARTICLE III
                            STOCK PURCHASE AND RESALE
                            -------------------------

         Sec. 3.01 RESERVATION OF SHARES. There shall be 400,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Section 4.02. Except as provided in Section 4.02, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

         Sec. 3.02  LIMITATION ON SHARES AVAILABLE.

                  (a) The maximum number of shares of Stock that may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole shares of Stock that can be purchased by applying the full balance of the Participant's withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant's proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 3.01.

                  (b) Moreover, the maximum number of shares that a Participant may purchase during a Purchase Period is 35,000 shares (subject to the limits of Section 3.02(d) and subject to adjustment as described in Section 4.02). Before the beginning of a Purchase Period, the Committee may increase or decrease this maximum share limit for the Purchase Period and subsequent Purchase Periods. The adjusted maximum share limit shall continue in effect until again adjusted by the Committee.

                  (c) Notwithstanding the foregoing, if any person entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the Plan), is one less than such five percent. Any amounts withheld from a Participant's compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

                  (d) A Participant may not purchase shares of Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

         Sec. 3.03  PURCHASE PRICE OF SHARES.

         (a) Unless the Committee determines otherwise, the Purchase Price per share of the Stock to be sold to Participants under the Plan shall be the lower of:

                  (i) 85% of the Market Value of such share on the first day of the Purchase Period, or

                  (ii) 85% of the Market Value of such share on the Purchase
Date.

         (b) The Committee may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of the first day of the Purchase Period or the Purchase Date, or the lower of such values, so long as the percentage shall not be lower than 85% of such Market Value.

         Sec. 3.04  EXERCISE OF PURCHASE PRIVILEGE.

         (a) As of the first day of each Purchase Period, each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 3.03. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of Section 3.02 above, on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

         (b) Subject to the provisions of Section 3.02, there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole shares of Stock as can be purchased with the amounts withheld from the Participant's Compensation during the Purchase Period. Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made. Any amounts that are withheld from a Participant's Compensation in a Purchase Period and that remain after the purchase of whole shares of Stock on a Purchase Date will be held in the Participant's account, without interest, and applied on the Participant's behalf to purchase Stock on the next Purchase Date.

         Sec. 3.05 PAYROLL DEDUCTIONS. Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Purchase Agreement. In the Purchase Agreement, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period of an amount not less than $15 per paycheck and not more than 10% of such Participant's Compensation. A Participant may change the deduction to any permissible level effective as of any Election Date. A change shall be made by filing with the Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe.

         Sec. 3.06 PAYMENT FOR STOCK. The Purchase Price for all shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's authorized payroll deductions. All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

         Sec. 3.07  SHARE OWNERSHIP; ISSUANCE OF CERTIFICATES.

         (a) The shares of Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

         (b) The Committee, in its sole discretion, may determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant's share interests in the Stock. Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant's Purchase Agreement, in the Participant's name jointly with the Participant's spouse, with right of survivorship, or in such other form as the Committee may permit.

         (c) In addition to any restrictions or limitations on the resale of Stock purchased under the Plan set forth in Section 3.08(a) hereof or otherwise hereunder, the Committee, in its sole discretion, may impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any shareholder accounts established for a Participant.

         (d) If, under Section 3.07(b), certificates for Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a shareholder account of a Participant will, at the Participant's election, either be (i) reinvested in shares of Stock and credited to the Participant's account or (ii) paid directly to the Participant. If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

         Sec. 3.08  DISTRIBUTION OF SHARES OR RESALE OF STOCK.

         (a) In accordance with the procedures established by the Committee, a Participant may request a distribution of shares of Stock purchased for the Participant under the Plan or order the sale of such shares. Prior to an Election Date, the Committee may impose restrictions on the resale of Stock purchased under the Plan during the ensuing Purchase Period. Unless otherwise specified by the Committee, any restriction or limitation on the resale of Stock shall remain in effect for all subsequent Stock purchased under the Plan until the Committee modifies or eliminates the restrictions.

         (b) If a Participant terminates his or her employment with the Employer or otherwise ceases to be an Eligible Employee, the Participant shall receive a distribution of his or her shares of Stock held in any shareholder account established pursuant to Section 3.07(b), unless the Participant elects to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

         (c) If a Participant is to receive a distribution of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole shares of Stock. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.

                                   ARTICLE IV
                               SPECIAL ADJUSTMENTS
                               -------------------

         Sec. 4.01 SHARES UNAVAILABLE. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

         (a) The number of shares of Stock that would otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

         (b) The Plan shall automatically terminate immediately after the Purchase Date as of which the supply of available shares is exhausted.

         Sec. 4.02 ANTI-DILUTION PROVISIONS. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 3.01, the maximum number of shares that may be purchased by a Participant as provided in
Section 3.02(b), and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

         Sec. 4.03 EFFECT OF CERTAIN TRANSACTIONS. Subject to any required action by the shareholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the Company. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant's Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.


                                    ARTICLE V
                                  MISCELLANEOUS
                                  -------------

         Sec. 5.01 NON-ALIENATION. Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime and may not be assigned or otherwise transferred by the Participant. If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously withheld from the Participant's Compensation during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period. After that Purchase Date, there shall be delivered to the executor, administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant's credit under the Plan.

         Sec. 5.02 ADMINISTRATIVE COSTS. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

         Sec. 5.03 NO INTEREST. No interest shall be payable with respect to amounts withheld under the Plan.

         Sec. 5.04 COMMITTEE. The Board of Directors shall appoint the Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Purchase Agreement, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee's interpretations and decisions with respect to the Plan shall be final and conclusive.

         Sec. 5.05  WITHHOLDING OF TAXES; NOTIFICATION OF TRANSFER.

         (a) All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant's wages or other compensation the amount of any withholding taxes due with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

         (b) A Participant shall be required to advise the Committee immediately if the Participant transfers (by sale, gift or other manner) any shares of Stock acquired under the Plan within two years after the beginning of the Purchase Period in which the Stock is purchased.

         Sec. 5.06 AMENDMENT OF THE PLAN. The Board of Directors may, at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the shareholders under section 423 of the Code shall be submitted to the shareholders of the Company for approval.

         Sec. 5.07 EXPIRATION AND TERMINATION OF THE PLAN. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Directors. The Board of Directors shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the Participant's Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

         Sec. 5.08 NO EMPLOYMENT RIGHTS. Participation in the Plan shall not give an employee any right to continue in the employment of an Employer, and shall not affect the right of the Employer to terminate the employee's employment at any time, with or without cause.

         Sec. 5.09 REPURCHASE OF STOCK. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

         Sec. 5.10 NOTICE. A Purchase Agreement and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company's corporate headquarters, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

         Sec. 5.11 GOVERNMENT REGULATION. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

         Sec. 5.12 INTERNAL REVENUE CODE AND ERISA CONSIDERATIONS. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

         Sec. 5.13 HEADINGS, CAPTIONS, GENDER. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

         Sec. 5.14 SEVERABILITY OF PROVISIONS, PREVAILING LAW. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the Commonwealth of Pennsylvania to the extent such laws are not in conflict with, or superseded by, federal law.

                                   APPENDIX C
                                   ----------

                               FASTNET CORPORATION

                             AUDIT COMMITTEE CHARTER
                             -----------------------

The audit committee is to assist the board of directors in fulfilling their oversight responsibilities by:

1.       reviewing the financial reporting process,

2.       reviewing the external audit process,

3.       reviewing the internal audit process,

4. reviewing FASTNET's procedures for assuring compliance with laws and regulations.

The audit committee will endeavor to (i) maintain effective working relationships with the board of directors, the management, and both internal and external auditors, and (ii) familiarize themselves with their responsibilities and the business, operations, and risks of the company.

In the remainder of this charter, FASTNET should be understood as including any subsidiary or affiliate of the company, or any enterprise in which FASTNET has a significant investment.

ORGANIZATION
------------

1.       The audit committee will consist of no fewer than three members.

2.       The committee will consist only of outside directors.

3. Members of the committee are expected to be independent of the company in that they:

         a. may not have been employed by FASTNET or its subsidiaries or affiliates during the preceding five years;

         b. may not have accepted compensation from FASTNET, or expect to receive such compensation, for services other than the standard board compensation in an amount exceeding $30,000 in any of the preceding five years, or in the year during which they serve on the committee. All such payments, if any, shall be fully disclosed to the full Board, which shall have the right to waive this requirement;

         c. may not be a member of the immediate family of an executive officer employed by FASTNET during the preceding five years;

         d. may not currently be a director, partner, executive officer, or a controlling shareholder of any business organization to which FASTNET has made significant payments, or from which FASTNET has received significant payments, during any of the preceding five years; and

         e. may not currently be an executive of any other company where any of FASTNET's executives serve on that company's compensation committee.

         These specific requirements may be waived under exceptional and limited circumstances by the board, provided that the board of directors determines that such waiver is in the best interests of FASTNET, and the full circumstances of this determination are fully disclosed in the next annual proxy statement.

4. The audit committee will be expected to meet, either telephonically or in person, at least six times per year. This should include at least one meeting in connection with the release of each quarterly earnings statement, at least one meeting with the outside auditors to review plans for the annual audit, and at least one meeting with the outside auditors to receive their report on the audit and their recommendations for the company.

5. The chairperson of the committee will be elected by the majority of members of the committee as soon after the annual election of directors as practicable.

6. In the event of the death, resignation, or inability to serve of a member of the audit committee during the year, a replacement will be selected at the next meeting of the full board.

7.       A quorum for a committee meeting is two.

RESPONSIBILITIES
----------------

1. Ensure that the external auditor's engagement includes the obligation to inform the audit committee about fraud, illegal acts, and deficiencies in internal control of which they become aware during the performance of their duties.

2. Review at appropriate times, with the assistance of the external auditors, FASTNET's internal controls policies and procedures, with the objective of following best practices in the industry.

3. Review quarterly and annual financial statements before release and determine that they are consistent with and present fairly information provided to committee members by management and the external auditors.

4. Review with both financial management and external auditors significant risks or exposures, and plans to minimize such risks.

5. Review financial management plans for internal audits (if applicable), and after complete, the results of such internal audits.

6. Meet with the external auditors to review their proposed audit scope and approach.

7. Meet with the external auditors to review the annual financial statements and the results of the annual audit.

8. Meet privately, at least annually, with external auditors to receive their statements as to the adequacy of internal controls and recommendations for changes.

9. Bring to the attention of the board any matter of significance as determined by the committee through its ordinary processes of review of financial results, consideration of external or internal audits, or meetings with management.

10. Review the external auditor's performance and recommend to the board either the continuation or discharge of the external auditor.

11. Review with management the recommendations of the external auditors to see if they have been accepted and followed by management, or if not, bringing such recommendations to the attention of the board of directors.

12. Meet with general counsel to review the effectiveness of the system for monitoring compliance with laws and regulations and review with management the follow-up action arising from any irregularities.

13. Submit a written report at least annually to the board of directors about committee activities and any recommendations determined by the committee to be appropriate.

14. Review this charter periodically and recommend changes to the board of directors.

               FASTNET

                     CORPORATION

                                 BETHLEHEM, PENNSYLVANIA 18017

PROXY                         FASTNET CORPORATION                          PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned shareholder of FASTNET Corporation (the "Company") hereby appoints Stephen A. Hurly and Stanley F. Bielicki, or either of them (with full power to act alone in the absence of the other and with full power of substitution in each), the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and vote as designated on the reverse, all Shares of Common Stock of the Company held of record by the undersigned at the close of business on April 27, 2001, at the Annual Meeting of Shareholders to be held on Friday, June 22, 2001, at the Holiday Inn at Routes 22 and 512, Bethlehem, Pennsylvania 18017, in the Jefferson Room, and at any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                               FASTNET CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 22, 2001

               Please detach and mail in the envelope provided.
--------------------------------------------------------------------------------
[X]  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                  FOR ALL       WITHHOLD ALL

1.   Election of  [   ]             [   ]       NOMINEES:     Stephen A. Hurly
     Directors                                                Sonny C. Hunt
                                                              Douglas L. Michels
                                                              David J. Farber
                                                              R. Barry Borden
                                                              Alan S. Kessman
                                                              David K. Van Allen

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE SUCH NOMINEE'S NAME FROM THE LIST OF NOMINEES.)

                                                                 FOR    AGAINST   ABSTAIN
2.     Approval of the adoption of the Company's Amended        [   ]    [   ]     [   ]
       and Restated Equity Compensation  Plan

3.     Approval of the adoption of  the Company's 2001          [   ]    [   ]     [   ]
       Employee Stock Purchase Plan

4.     Ratification of the selection of Arthur Andersen LLP     [   ]    [   ]     [   ]
       as the Company's independent public accountants for 2001

5. In their discretion, the proxy holders are authorized to vote the proxies upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

CHECK HERE FOR ADDRESS CHANGE     [   ]

CHECK HERE IF YOU PLAN TO ATTEND  [   ]
THE 2001 ANNUAL MEETING

SIGNATURE(S)__________________________________________DATE______________________
Note: Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.